UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 19, 2015

DILIGENT BOARD MEMBER SERVICES, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

1385 Broadway, 19th Floor

New York, NY 10018

(Address of principal executive offices)

(212) 741-8181

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2015, the Board of Directors (the “Board”) of Diligent Board Member Services, Inc. (the “Company”) voted to amend and restate the Amended and Restated Bylaws of the Company (the “Old Bylaws”) and approve and adopt new Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) effective as of the date that the Company transmits its definitive proxy statement to stockholders in connection with the 2015 Annual Meeting.  The Company transmitted its definitive proxy statement in connection with the 2015 Annual Meeting on March 19, 2015, and the Amended and Restated Bylaws became effective on that date.  The following changes are included in the Amended and Restated Bylaws:

•                  Article I has been amended to provide management or the Board with the flexibility to determine office locations. The Old Bylaws required that the Board determine the location of offices.

•                  Article II has been amended to allow stockholders’ meetings to be held electronically by means of remote communication and to permit the Company to provide stockholders with notice of a meeting electronically in a manner consistent with current Delaware law and U.S. Securities and Exchange Commission rules.  The Old Bylaws provided for stockholders’ meetings only in a physical location and required consent for electronic transmission of notice.

•                  Article II has been amended to provide that any meeting of stockholders, annual or special, may be adjourned, including due to lack of a quorum, and provides for rules as to notice of any such adjourned meeting.  The Old Bylaws provided that a stockholder vote was necessary to adjourn a meeting lacking a quorum and did not provide general rules governing adjournment.

•                  Article II has been amended to provide that that a majority stockholder vote is determined by the affirmative vote of a majority of the votes properly cast for or against a matter, and neither abstentions nor broker non-votes are counted as votes “against” a proposal.  The Old Bylaws provided that abstentions and broker non-votes counted as votes “against” a proposal.

•                  Article II has been amended to provide that a stockholder seeking to bring business before an annual stockholders’ meeting must give the Company notice no later than the 90th day or earlier than the 120th day prior to the anniversary of the prior year’s proxy statement mailing date; except that if there was no prior annual meeting, or the date is more than 30 calendar days before or 60 days after such anniversary date, notice must be delivered not more than 120 days prior to such annual meeting and not later than 90th day prior to such annual meeting, or by the 10th day following the date of public announcement of the date of such annual meeting.  In addition, proponents must provide all information to the Company required to be disclosed in its proxy statement under Schedule 14A under the Securities Exchange Act of 1934 and provides specifics as to stockholder nominations for director, including compliance with the applicable New Zealand and U.S. securities laws and regulations.  The Old Bylaws provided that stockholder business must be proposed 90 days prior to the annual meeting, information to be provided by the stockholder did not fulfill all requirements of Schedule 14A, and included no express provisions regarding the nomination of stockholder candidates for director.

•                  Article II has been amended to expressly provide that the chairperson of a stockholders’ meeting or other Board designee may regulate the meeting and for the Board to adopt rules and regulations for the conduct of the meeting as it deems appropriate.

•                  Article III has been amended to provide for 24 hour notice in advance of a special Board meeting.  The Old Bylaws provided for mailed notice of a Board meeting with 5 days advance notice, or other electronic transmission two days prior to the meeting unless a shorter notice is given “personally”.

•                  Article III has been amended to provide procedures for the conduct of Board meetings and to expressly provide for the powers of committees and subcommittees of the Board.

•                  Article IV has been amended to allow the Board to delegate to the Chief Executive Officer the ability to appoint certain officers and to update and modernize the duties of certain officers.

•                  Article IV has been amended to expressly provide that the officers of the Company are authorized to vote, represent, and exercise on behalf of Company all rights incident to any and all securities of any other entity standing in the name of Company.

•                  Article V in the Amended and Restated Bylaws contains new provisions to clarify and modernize certain provisions relating to the transfer of shares, including uncertificated shares.

•                  Article VII in the Amended and Restated Bylaws update notice, waiver and record date provisions to accord with current Delaware law.

•                  Article VIII in the Amended and Restated Bylaws adds a provision to require that the Company shall only be required to indemnify an indemnitee in connection with a proceeding commenced by an indemnitee only if the relevant proceeding was authorized by the Board.  The Old Bylaws did not limit the Company’s obligation in the event of a proceeding brought by an indemnitee.

•                  Article VIII in the Amended and Restated Bylaws adds a provision to allow the Company to indemnify employees and agents on a permissive basis as determined by the Board.

•                  Appendix A of the Amended and Restated Bylaws is amended to clarify that failure to comply with a New Zealand Stock Exchange mandated bylaw provision shall not affect the validity or enforceability of any transaction, contract, action or other matter whatsoever (including the proceedings of, or voting at, any meeting) done or entered into by, or affecting, the Company, subject to certain limitations.

•                  Appendix A of the Amended and Restated Bylaws is amended to eliminate certain supermajority voting provisions included in the Old Bylaws that are not required by New Zealand rules and are inconsistent with Delaware law majority voting standards, including Delaware law votes on amendments to the Certificate of Incorporation, mergers, sale of assets and dissolution.

The Amended and Restated Bylaws also include a number of technical, procedural, conforming and clarifying changes. The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report and incorporated by reference into this Item 5.03.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of Diligent Board Member Services, Inc., dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2015	DILIGENT BOARD MEMBER SERVICES, INC.

By:
/s/ Alessandro Sodi
Alessandro Sodi
Chief Executive Officer